iStar

Q1'17 Earnings Supplemental

Table of Contents

iStar

Q1'17 Highlights

- Net income (loss) and adjusted income (loss) for the first quarter was $(0.38) and $(0.16), respectively, per diluted common share.
- Transactions consummated subsequent to the end of the first quarter expected to generate an estimated $240 million of income in the second quarter.
- 2017 full year guidance increased:
  - Target net income per diluted common share raised to range of $2.15 - $2.65 from prior target of $0.65.
  - Target adjusted income per diluted common share raised to range of $3.00 - $3.50 from prior target of $1.50.

iStar

Note: All figures contained in this presentation are as of 3/31/17 unless otherwise indicated. Certain amounts may not add due to rounding.

Q1'17 Net Income and Guidance



$2.15 - $2.65 [1]
$0.55
($0.62)
FY 2015
FY 2016
2017 (Guidance)

Note: $ in millions. Guidance assumes that macroeconomic conditions remain favorable.
[1] Guidance revised upward from initial guidance of $0.65.

Q1'17 Adjusted Income and Guidance



$3.00 - $3.50 [1]
$1.15
$0.35
FY 2015
FY 2016
2017 (Guidance)

Note: Adjusted income is a non-GAAP measure that represents net income prior to the effect of depreciation and amortization, loan loss provisions, impairment of assets, stock-based compensation, and gain (loss) on early extinguishment on debt and is adjusted to reflect the effect of gains or losses on charge-off and disposition on carrying value of loan loss reserves and impairments. Please see the "Non GAAP Financial Measures" section for a reconciliation between net income and adjusted income. Guidance assumes that macroeconomic conditions remain favorable.

[1] Guidance revised upward from initial guidance of $1.50.

iStar

Investment Activity

Investment Activity

New Originations

	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Real Estate Finance	$213	$130	$98	$166	$13	$83	$170	$7
Net Lease	42	-	-	-	9	218[1]	33	-
Total	$255	$130	$98	$166	$22	$301	$202	$7

Fundings / CapEx

	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Real Estate Finance	$96	$186	$61	$113	$79	$86	$197	$73
Net Lease	7	3	1	1	6	37	43	2
Operating Properties	17	22	23	18	17	19	15	7
Land & Development	23	26	25	41	31	36	28	29
Corporate & Other	-	-	-	-	-	-	-	-
Total	$143	$236	$111	$173	$133	$177	$283	$111

Sales / Repayments

	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Real Estate Finance	$178	$165	$63	$80	$183	$49	$302	$171
Net Lease	21	15	61	11	20	79	14	21
Operating Properties	40	80	20	25	232	86	34	12
Land & Development	7	20	62	9	25	42	58	42
Corporate & Other	2	3	17	7	1	6	18	-
Total	$249	$283	$223	$132	$461	$262	$427	$246

Note: $ in millions.

[1] Represents investments made within iStar Net Lease JV. Figure includes both iStar's and its partner's investment and is gross of financing.

iStar

Portfolio Overview

$4.5B Portfolio Breakdown


Business Line
Land $1,031 23%
Operating Property $603 13%
Strategic Investments $32 1%
NLA $1,461 32%
RE Finance $1,400 31%
Geographic Region
Southwest $501 11%
Central $331 7%
Various $181 4%
Mid Atlantic $600 13%
Northeast $1,355 30%
Southeast $706 16%
West $853 19%
Property Type
Condo $386 8%
Other $267 6%
Retail $228 5%
Mixed Use $472 10%
Office / Industrial $1,078 24%
Entertainment / Leisure $490 11%
Hotel $575 13%
Land $1,031 23%

iStar

Note: $ in millions. Figures based on carrying value of the company's total investment portfolio, gross of accumulated depreciation and general loan loss reserves.

Q1'17 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (12/31/16)	$1,450	$1,110	$562	$1,030	$33	$4,186
Investments[1]	73	1	8	28	0	110
Principal received / basis sold[2]	(171)	(13)	(9)	(37)	(1)	(231)
Other[3]	29	(7)	(7)	2	0	17
Net Book Value (3/31/17)	$1,381	$1,091	$553	$1,025	$32	$4,082
Add: Accumulated depreciation and general loan loss reserves	18	370	50	7	-	445
Gross Book Value (3/31/17)	$1,400	$1,461	$603	$1,031	$32	$4,527

Note: $ in millions.

[1] Includes fundings, capital expenditures, accruals and deferred capitalized interest on loans.
[2] Includes repayment of deferred interest on loans.
[3] Real Estate Finance activity primarily represents fundings by third parties of loan participations that are consolidated on iStar's balance sheet.

iStar

Real Estate Finance

Real Estate Finance: Overview

	Performing Loans	W.A. First $ LTV	W.A. Last $ LTV	% Floating	% Fixed	W.A. Yield	W.A. Maturity (yrs)	NPLs	Total
First mortgages / Senior debt	$836	6%	59%	84%	16%	8.4%	1.8	-	$836
Mezzanine / Subordinated debt	340	48%	73%	70%	30%	11.6%	2.2	-	340
Total iStar 3.0 Loans [1]	$1,176	18%	63%	80%	20%	9.2%	1.9	-	$1,176
First mortgages / Senior debt	$34	7%	45%	0%	100%	8.6%	2.7	$34	$67
Mezzanine / Subordinated debt	-	N/A	N/A	N/A	N/A	N/A	N/A	156	156
Total Legacy Loans	$34	7%	45%	0%	100%	8.6%	2.7	$190	$223
First mortgages / Senior debt	$870	7%	58%	81%	19%	8.4%	1.9	$34	$904
Mezzanine / Subordinated debt	340	48%	73%	70%	30%	11.6%	2.2	156	496
Total Real Estate Finance	$1,210	18%	62%	78%	22%	9.2%	2.0	$190	$1,400



Property Type
Other $206 15%
Retail $38 3%
Hotel $336 24%
Condo $315 22%
Mixed Use $298 21%
Office / Industrial $207 15%



Security Type
Mezzanine / Subordinated Debt $496 35%
First Mortgage / Senior Debt $904 65%



Geographic Region
Various $90 7%
West $90 6%
Southwest $51 4%
Northeast $663 47%
Mid Atlantic $174 12%
Southeast $168 12%
Central $164 12%

iStar

Note: $ in millions. Gross of $182MM of participations.

[1] iStar 3.0 loans represent loans originated post January 1, 2008.

Real Estate Finance: Trend

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Performing loans					
Beginning Balance	$1,578	$1,606	$1,526	$1,431	$1,282
Fundings	112	78	83	196	73
Repayments	(78)	(182)	(48)	(302)	(169)
Other	3	13	22	(43)	24
Transfers In / (Out)	(9)	11	(152)[1]	-	-
Ending Balance	$1,606	$1,526	$1,431	$1,282	$1,210
Non performing loans	68	79	222[1]	192	190
Total	$1,674	$1,605	$1,653	$1,474	$1,400

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
% First mortgages / Senior debt	61%	65%	67%	68%	65%
% Mezzanine / Subordinated debt	39%	35%	33%	32%	35%
% Floating	71%	76%	78%	79%	79%
% Fixed	29%	24%	22%	21%	21%
W.A. First $ LTV[2]	22.6%	22.3%	16.5%	16.3%	18.0%
W.A. Last $ LTV[2]	68.0%	65.7%	61.7%	63.9%	62.1%
W.A. Yield[2]	8.5%	8.4%	9.0%	8.9%	9.2%
W.A. Maturity (yrs)[2]	2.2	2.2	1.6	2.1	2.0
Asset Count	49	49	48	44	44

Note: $ in millions. Balances represent carrying value gross of general reserves.

[1] $145MM Hammons note designated NPL.

[2] Includes performing loans only.

iStar

Historical Reserve Levels



$84
$83
$60
$68
$79
$222
$192
$190
NPLs, net
$122
$129
$108
$110
$110
$95
$85
$79
$27
$33
$36
$37
$37
$21
$23
$18
$95
$96
$72
$73
$73
$74
$62
$61
General Reserves
Specific Reserves
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

Specific Reserves as % of NPLs	52.8%	53.6%	54.5%	51.7%	48.0%	25.0%	24.5%	24.3%
General Reserves as % of PLs	2.0%	2.3%	2.4%	2.3%	2.5%	1.5%	1.9%	1.6%
Total Reserves as % of Loan Portfolio	8.0%	7.9%	6.6%	6.4%	6.8%	5.7%	5.9%	5.8%

iStar

Note: $ in millions.

Net Lease

Net Lease: Overview

	Wholly Owned Assets	iStar Share of JV Assets	Total Net Lease Assets
Net Book Value	$998	$92	$1,090
Accumulated Depreciation	370	-	370
Gross Book Value	**$1,368**	**$92**	**$1,461**

	Wholly Owned Assets	iStar Share of JV	Total
NOI	$32	$5	$37
Occupancy	98.3%	100.0%	98.6%
Square Footage	13,997	3,081[1]	17,078
W.A. Lease Term	14.8 yrs	14.3 yrs	14.8 yrs
W.A. Yield	8.4%[2]	9.5%	8.4%[2]



Geography
Mid Atlantic $154 11%
Central $67 5%
Various $49 3%
Northeast $400 27%
West $358 25%
Southeast $251 17%
Southwest $182 12%



Property Type
Hotel $136 9%
Retail $57 4%
Other $30 2%
Office / Industrial $748 51%
Entertainment / Leisure $490 34%



Income by Term Remaining
1-5 Years $8 5%
<1 Year $1 1%
6-10 Years $72 50%
>10 Years $64 44%

iStar

Note: $ in millions, square footage in thousands.

[1] Represents 100% of venture properties.

[2] Excludes percentage rent income associated with Hilton properties, which were assumed by the Safety venture in April 2017.

Net Lease: Joint Venture Overview

Balance Sheet

Assets	$537
Accumulated Depreciation	(21)
Assets, Net	516
Liabilities	316
Equity	200
Noncontrolling Interests	(23)
Equity, net of NCI	177
iStar Share	52%
iStar Book Value	$92


Geography
Central
$177
34%
Mid Atlantic
$149
28%
West
$92
17%
Southeast
$41
8%
Southwest
$33
6%
Northeast
$26
5%
Various
$8
2%


Property Type
Entertainment / Leisure
$208
39%
Office / Industrial
$330
61%


Op Income by Term Remaining
6-10 Years
$1
21%
>10 Years
$4
79%

Note: $ in millions, square footage in thousands.

Net Lease: Trend

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Beginning Balance	$1,559	$1,551	$1,532	$1,468	$1,478
Fundings	(0)	6	37	14	0
Sales	($8)	($24)	($101)	($4)	($18)
Ending Balance	$1,551	$1,532	$1,468	$1,478	$1,461
% Leased	96.6%	98.3%	99.2%	98.4%	98.6%
W.A. Lease Term (yrs)	14.6	14.6	14.6	14.7	14.8
Same Store NOI					
Cash Basis	$29	$29	$30	$31	$30
GAAP Basis	$31	$31	$31	$33	$31
Historical NOI					
Cash Basis	$30	$30	$30	$32	$30
GAAP Basis	$31	$32	$32	$34	$32
Annualized Yield					
Cash Basis	7.9%	7.7%	8.2%	8.3%[1]	8.4%[1]
GAAP Basis	7.9%	8.2%	8.2%	8.4%[1]	8.4%[1]
Square Footage	17.7	17.3	17.0	17.2	17.1
Number of Assets	48	46	43	44	43

iStar

Note: $ in millions, square footage in thousands.

[1] Excludes percentage rent income associated with Hilton properties, which were assumed by the Safety venture in April 2017.

Net Lease: Lease Expiration Profile

Annualized In-Place Operating Lease Income



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.6%
1.3%
0.8%
1.0%
2.5%
6.7%
7.2%
19.0%
10.2%
7.0%
2.6%
41.1%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 and thereafter

W.A. Lease Term: 14.8 years

iStar

Operating Properties

Operating Properties: Overview


Geography
Mid Atlantic $50 8%
Northeast $47 8%
West $38 6%
Various $10 2%
Central $67 11%
Southeast $149 25%
Southwest $242 40%


Property Type
Hotel $103 17%
Condo $71 12%
Mixed Use $174 29%
Office / Industrial $123 20%
Retail $132 22%


Residential
Transitional
Stabilized
$703
$132
$430
$141
Q1'16
$537
$110
$278
$149
Q2'16
$530
$101
$185
$244
Q3'16
$608
$82
$189
$337
Q4'16
$603
$72
$192
$339
Q1'17

iStar

Note: $ in millions.

Commercial Operating Properties: Overview

	Gross Book Value	Properties	Occupancy	Q1'17 NOI	W.A. Yield [1]	Square Footage
Stabilized	$339	14	88%	$5.3	7.9%	2,567
Transitional	192	7	55%	1.8	3.7%	1,485
Total Commercial Assets	$531	21	75%	$7.1[2]	6.4%	4,052



Geography
Southwest
$241
45%
Southeast
$120
22%
Central
$67
13%
Northeast
$46
9%
West
$36
7%
Mid-Atlantic
$21
4%



Property Type
Mixed Use
$174
33%
Retail
$132
25%
Office / Industrial
$123
23%
Hotel
$103
19%



Transitional
Stabilized
$571
$430
75%
$141
25%
Q1'16
$427
$278
65%
$149
35%
Q2'16
$428
$185
43%
$244
57%
Q3'16
$526
$189
36%
$337
64%
Q4'16
$531
$192
36%
$339
64%
Q1'17

Note: $ in millions, square footage in thousands.
[1] Yield is calculated as the annualized net operating income over the average gross book value. For unconsolidated joint ventures, the yield is calculated as iStar's pro rata share of NOI divided by the asset's GBV (gross of depreciation and interest expense).
[2] Excludes NOI from assets previously sold.

Residential Operating Properties

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Condominium Units Sold	14	55	11	11	7
Sales Proceeds	$19	$39	$15	$23	$10
Direct Profit	$5	$14	$4	$3	$2



$132
$110
$101
$82
$72
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Gross Book Value

iStar

Note: $ in millions. Excludes fractional units.

Land & Development

Land & Development: Overview

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$176	$133	$52	$361
In development	261	142	5	408
Pre-development	131	8	124	262
Gross book value	$567	$283	$181	$1,031
# of projects	9	6	15	30

	Master Planned Communities	Waterfront	Urban / Infill	Total
Land development revenue	$14	-	$6	$20
Land development cost of sales	(12)	-	(4)	(16)
Gross margin	2	-	2	4
Earnings from unconsolidated JVs	1	3	-	4
Total	$3	$3	$2	$8


Infill / Mixed Use
$181
18%
Waterfront
$283
27%
Property Type
MPC
$567
55%


Florida
$137
13%
Other
$64
6%
Arizona / New Mexico
$26
3%
Washington DC Area
$220
21%
MSA
California
$338
33%
New York Metro
$246
24%


Southeast
$138
13%
Central
$32
3%
Southwest
$26
2%
Mid Atlantic
$222
22%
Geographic Region
West
$367
36%
Northeast
$246
24%

iStar

Land & Development: Trend



$41
$31
$36
$28
$29
Capital Expenditures / Fundings
MPC
Waterfront
Infill / Mixed Use
$1,127
$1,142
$1,122
$1,037
$1,031
$650 58%
$660 58%
$668 58%
$569 60%
$567 55%
$291 26%
$314 27%
$282 27%
$286 25%
$283 28%
$185 16%
$167 15%
$171 15%
$182 15%
$181 17%
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Revenue	$15	$28	$32	$14	$20
Cost of Sales	(12)	(17)	(22)	(11)	(16)
Land Gross Margin	3	11	10	3	4
Earnings from Unconsol. JVs	7	3	22	(1)	4
Total	**$10**	**$13**	**$31**	**$2**	**$8**

Note: $ in millions.

Land & Development Progress Since YE 2013



Sold or Completed
$131
$16
$42 2
$294 1
Profit
$352 of assets sold or completed
$965
$965 Same Store
$1,031
$75
$316
$640 1 Same Store
$391 of capex / new assets
YE 2013
Q1'17
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In

$ in millions

[1] Net of $31MM of impairments since YE 2013.

[2] Includes capital expenditures on fully disposed assets only.

iStar

Capital Structure

Capital Structure Overview

Cash	$897MM
Net Debt	$3.0B
Total Equity	$1.5B
Leverage[1]	2.0x

	Basic
Shares Outstanding	72.1MM
Adjusted Common Equity	$742MM
Value per Share	$10.29



Total Equity $1.5B
Common Equity $246MM
Depreciation / Gen. Res. $496MM[2]
Adjusted Common Equity: $742MM
Preferred Equity $745MM[3]
Total Debt $3.9B
Senior Unsecured Debt $2.9B
Secured Debt $959MM

Note: Please see back of the supplemental for a reconciliation of total shareholders' equity to adjusted common equity.

[1] Corporate leverage is the ratio of book equity (common equity plus $745MM preferred equity) plus accumulated depreciation and amortization (including iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments) and general loan loss reserves divided by book debt less any cash and cash equivalents.

[2] Accumulated depreciation and amortization includes iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.

[3] Represents liquidation value of preferred equity.

Corporate Debt Maturity Profile

Debt Profile		
2017		
Nov.	$550	4.00%
2018		
Feb.	$300	7.13%
Jul.	300	4.88%
	$600	
2019		
Jul.	$770	5.00%
2020		
Jul. [1]	$500	L + 375
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
2035		
Oct.	$100	L + 150
Total [2]	$3,170	5.15%



$1,000
$750
$500
$250
$0
$550
$300
$300
$770
$500
$275
$375
$100
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21
2Q '21
3Q '21
4Q '21
1Q '21
2Q '22
Thereafter
Unsecured Debt
Secured Term Loan
Revolver

iStar

Note: $ in millions. Excludes $250MM (L+275) revolver which matures in 2018 and currently has a $0 outstanding balance.
[1] Secured Term Loan repriced from L + 450 to L + 375 in January 2017 with 1.00% LIBOR floor.
[2] Pro forma repayment of $275MM 9% unsecured notes and transfer of $227MM secured financing to SFTY JV.

Financial Measures

Q1'17 Segment Balance Sheet

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate						
Real estate, net	-	$998	$478	-	-	$1,477
Add: accumulated depreciation	-	370	50	7	-	427
Real estate, gross	-	$1,368	$528	7	-	$1,903
Real estate available and held for sale	-	-	72	-	-	72
Total Real Estate, gross	-	$1,368	$600	7	-	$1,975
Land and development	-	-	-	955	-	955
Loans receivable, net[1]	$1,400	-	-	-	-	1,400
Other investments	-	92	3	69	33	198
Total Portfolio Assets, gross	$1,400	$1,461	$603	1,031	$33	$4,528
Cash and other assets						$1,212
Total Assets, gross						$5,740

Note: $ in millions.

[1]Figures based on carrying value, gross of accumulated depreciation and general loan loss reserves.

iStar

Q1'17 Segment Income Statement

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Operating lease income	-	$36.5	$16.0	$0.1	-	$52.6
Interest income	$29.1	-	-	-	-	29.1
Other income	0.1	0.5	10.4	0.4	$0.5	11.9
Land development revenue	-	-	-	20.1	-	20.1
Earnings from equity method investments	-	1.0	0.6	3.8	0.2	5.7
Income from sales of real estate	-	6.7	1.9	-	-	8.6
Total Revenue & Other Earnings	$29.1	$44.7	$28.9	$24.4	$0.8	$127.9
Real estate expenses	-	($4.7)	($21.5)	($9.5)	-	($35.7)
Land development cost of sales	-	-	-	(15.9)	-	(15.9)
Other expense	($0.6)	-	-	-	($1.3)	(1.9)
Allocated interest expense	(11.9)	(15.8)	(5.6)	(8.1)	(9.8)	(51.2)
Allocated general and administrative	(3.6)	(4.6)	(1.8)	(3.9)	(5.4)	(19.3)
Segment Profit (loss)	$13.0	$19.6	$0.0	($13.1)	($15.6)	$3.9

iStar

Note: $ in millions. Allocated general and administrative excludes $5.9 million of stock-based compensation expense.

Q1'17 Adjusted Income Reconciliation

	Three Months Ended March 31, 2017	2016
Net income (loss) allocable to Common Shareholders	($27.1)	($21.2)
Add: Depreciation and amortization	$15.1	$17.2
Add: (Recovery of) provision for loan losses	($4.9)	$1.5
Add: Impairment of assets	$4.4	$0.9
Add: Stock-based compensation expense	$5.9	$4.6
Add: Loss on early extinguishment of debt	$0.2	$0.1
Less: Losses on charge-offs and dispositions	($5.3)	($3.4)
Adjusted income (loss) allocable to common shareholders	($11.8)	($0.3)

Use of Non-GAAP Financial Measures

Adjusted Income allocable to common shareholders should be examined in conjunction with net income (loss) as shown in the Consolidated Statements of Operations. This non-GAAP financial measure should not be considered as an alternative to net income (determined in accordance with GAAP) or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs or available for distribution to shareholders. It should be noted that the Company's manner of calculating this non-GAAP financial measure may differ from the calculations of similarly-titled measures by other companies. Management considers this non-GAAP financial measure as supplemental information to net income in analyzing the performance of our underlying business. Depreciation and amortization includes our proportionate share of depreciation and amortization expense relating to equity method investments and excludes the portion of depreciation and amortization expense allocable to non-controlling interests. Impairment of assets includes impairments on cost and equity method investments recorded in other income and earnings from equity method investments, respectively. Effective in the second quarter 2016, the Company modified its presentation of Adjusted Income to include losses on charge-offs and dispositions of previously impaired or reserved assets to provide a more informative metric for investors to help evaluate our operating performance. Losses on charge-offs and dispositions represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were taken on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

iStar

Note: $ in millions.

Reconciliation of Adjusted Income per Share Guidance to Net Income per Share Guidance

	For the Year Ending December 31, 2017
Targeted Net Income per Diluted Common Share Range	$2.15 - $2.65
Add: Depreciation and amortization	$0.67 - $0.71
Add: Other non-cash adjustments	$0.54 - $0.58
Less: Losses on charge-offs and dispositions	($0.36) - ($0.44)
Targeted Adjusted Income per Diluted Common Share Range	$3.00 - $3.50

iStar

Q1'17 Adjusted Common Equity Reconciliation

	Three Months Ended March 31, 2017
Total shareholders' equity	$991
Less: Liquidation preference of preferred stock	($745)
Common shareholders equity	$246
Add: Accumulated depreciation and amortization	$456
Add: Proportionate share of depreciation and amortization within equity method investments	$22
Add: General reserves	$18
Adjusted common equity	$742

Note: We use adjusted common equity, a non-GAAP financial measure, as supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Adjusted common equity represents $246 million of common equity gross of $456 million of accumulated depreciation and amortization, $18 million of general reserves and $22 million representing our pro rata share of accumulated depreciation and amortization within our equity method investments. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

Important Notes

Special Note Regarding Forward-Looking Statements

Statements in this supplemental disclosure which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed from time to time in iStar SEC reports.